Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.24 AF

EIGHTY-FOURTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

TIME WARNER CABLE INC.

This Eighty-fourth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., (“CSG”), and Time Warner Cable Inc. (“TWC”).  CSG and TWC entered into a certain CSG Master Subscriber Management System Agreement executed March 13, 2003 (CSG document no. 1926320), effective as of April 1, 2003, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by each of CSG and TWC, the effective date of this Amendment is the date defined as the "Effective Date" of the New P&M Agreement (as defined below) (CSG document no. 2505411) (the "Effective Date").  Further, upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to its terms.

WHEREAS, CSG currently provides Customers with Print and Mail Services pursuant to the various Participating Affiliate Addendums and the Agreement; and

WHEREAS, CSG currently also provides print and mail services to TWC pursuant to that certain Processing and Production Services Agreement executed as of June 18, 2003 (CSG document no. 2294504), as amended (the "P&M Agreement"); and

WHEREAS, CSG and TWC desire to enter into a new print and mail master agreement, pursuant to which Customers (except ****** ***** ********, *** ("***"), which will continue to receive Print and Mail Services under this Agreement) and "Affiliates," pursuant to the P&M Agreement, will be provided print and mail services by CSG to TWCE (as defined below); and

WHEREAS, CSG and Time Warner Cable Enterprises LLC (“TWCE”) are currently negotiating terms and conditions of the new print and mail master agreement entitled "Amended and Restated Processing and Production Services Agreement" (CSG document no. 2505411) (the "New P&M Agreement").

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CSG and TWC agree to the following:

1.

Effective in the month in which pricing and services commence under the New P&M Agreement, CSG shall, except as to Print and Mail Services, Statement Express and Statement Express API (for purposes of this Amendment “Print and Mail Services”) that will continue to be provided by CSG to *** as applicable and the resulting obligations of CSG and *** relating thereto pursuant to the Agreement and Schedule I-14 to the Agreement, as amended, no longer provide Print and Mail Services to TWC and the Participating Affiliates (other than ***) and TWC and the Participating Affiliates (other than ***) shall no longer be obligated to pay fees for Print and Mail Services under this Agreement.  The foregoing shall not impact or conflict with the obligations of CSG or TWC under the New P&M Agreement.  Notwithstanding anything to the contrary in the Participating Affiliate Addendums, this Amendment shall govern and control CSG’s provision of and TWC’s (other than ***) obligation to pay for Print and Mail Services under this Agreement. Accordingly, the following Articles, sections and subsections of the Agreement shall no longer

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit 10.24 AF

be applicable to TWC and the Participating Affiliates (other than ***), effective as of the effective date of the New Print Mail Agreement (the “New Print Mail Agreement Effective Date”):

a.	Article 3, "Services," Section 3.2, Print and Mail Services.

b.	Article 3, "Services," Section 3.3, Enhanced Print and Mail Services.

c.	Article 7, "Indemnity," Section 7.1, Intellectual Property Indemnity: reference to ESP statements.

d.	Schedule B, "Basic Products and Additional Products and Associated Exhibits": reference to CSG Statement Express®.

e.	The following Product Descriptions from Schedule B, "Basic Products and Additional Products and Associated Exhibits": CSG Statement Express.

f.

Schedule C, "Basic Services and Additional Services and Associated Exhibits": (i)  reference to Print and Mail Services/Enhanced Statement Presentation® (ESP®) under Basic Services shall be deleted; (ii) Enhanced Past Dues Notices – Exhibit C-6 under Additional Services shall be deleted; and (iii) Exhibit C-6, Enhanced Past Due Notices.

g.	Schedule C, "Basic Services and Additional Services and Associated Exhibits", Services Descriptions: the paragraph entitled Print and Mail Services/Enhanced Statement Presentation (ESP).

h.	Schedule D, Designated Environments: the CSG Statement Express® Designated Environment DEG.

i.	The following sections of Schedule F, Fees, including any footnotes attached thereto:

1.	CSG Services, III. Payment Procurement, A. Direct Solutions (Print and Mail)
2.	CSG Products, I. Call Center, H. Statement Express
3.

For purposes of clarification, the bullet points under CSG Services, I. Processing, A. Video and Non-Rated High Speed Data, 1. Monthly Connected Subscriber Charge related to Statement Express and Statement Express Archival, which read as follows:

•	Statement Express (Perpetual Software License) (refer to Section I under CSG PRODUCTS for items that are billed separately and excluded from the CSC)
•

Statement Express and Statement Express API Archival - Six (6) months of on-line statement image storage (refer to Section I under CSG PRODUCTS for items that are billed separately and excluded from the CSC)

j.	The following sections of Schedule K, Performance Standards and Remedies:

1.	Section (a) Performance (iv) ********* *******
2.	In Section B, ********, the reference to (a)(iv), as subject to a ****** *********** ******** ******.

k.	The following references in Schedule L, ******** ******** ****,: *** ********* *******.

l.	Amendment 2, CSG document no.1958282, adding Postal Endorsement.

m.	Paragraph 1 (a) of Amendment 4, CSG document no. 2017632, adding Customer Letters.

n.	Amendment 25, CSG document no. 2291540, adding Standard Rate Mail for Letters.

o.	Amendment 37, CSG document no. 2297404, adding Enhanced Past Dues, Braille and Large Print Statements, Mail Trace and Highlight Color.

p.	Amendment 58, CSG document no. 2310598, adding Statement Express API services.

q.

Amendment 59, CSG document no. 2310701, providing for, among other things, unbundling of the Print and Mail Services from TWC’s CSC.  As a result of the termination of Print and Mail Services under this Agreement, the following Paragraphs:

(i) Paragraph 4, which amended Section 3.2, Print and Mail Services;
(ii) Paragraph 20.d.;
(iii) Paragraph 20.e. solely with respect to references to Statement Express and Statement Express Archival in subsections numbered 28 and 29;
(iv) Paragraph 20.f;
(v) Paragraph 20.g.;
(vi) Paragraph 20.h.;
(vii) Paragraph 20.i; and
(viii) Paragraph 20.j.

r.	Amendment 72, CSG document no. 2501934, amending the additional statement page fee.

2.

Effective upon the Effective Date of the New P&M Agreement, as a result of Statement Express and Statement Express API Services being provided under the New P&M Agreement, inapplicability of the Fifty-eighth Amendment to TWC and Participating Affiliates (other than ***) and the ********** ** ********* ******* archival from TWC’s CSC under the Agreement, the following shall take place:

a.

CSG shall provide TWC with a ***-**** ******* ****** in the ****** of $********** to be reflected on TWC's invoice in the month following the Effective Date.  The foregoing ****** represents the agreed upon *********** of ***** (*) ****** of the ****** *********** ********** **** by TWC in ******* for ********* *******.

b.

CSG shall provide a ****** ******* TWC’s CSC in the amount of $****** *** ********* ********** *** ***** so long as any such *** *** ********* ********** *** applies under this Agreement and CSG shall ******** such ****** ****** on an annual basis in accordance with Section 5.4 in the **** ****** ** **** *** ******** under this Agreement, and CSG shall include such adjustment as a separate line item under *** ****.  For example, if pursuant to Section 5.4, CSG has the right to ******** *** *** ******* *** ********* ********** fee hereunder by ****, the same ******** ***** ***** to the foregoing ****** ****** to ****** *** ************* *** ******** to the *** ****.  For avoidance of doubt, such ****** shall apply any time the *** *** ********* ********** *** applies hereunder including, but not limited to, in connection with the *********** of a ************** ***, or for a ******* ********* ********** ******* or a TWC Renewal Term ******* ********** ********* ***********, ********** ****, *** ** ******, or other fees identified in this Agreement for ***** **********, if applicable.

3.

In the event that any Print and Mail Services (and/or Products) under this Agreement are not provided as print/mail products and/or services under the New P&M Agreement as of the New P&M Agreement Effective Date, CSG will continue to provide such Print and Mail Services (and/or Products) under this Agreement to Customers under the terms of this Agreement in effect immediately prior the Effective Date of this Amendment until the effective date of an amendment to the New P&M Agreement to incorporate such print/mail products and/or services on terms and pricing no less favorable than under this Agreement.

4.

Effective upon the Effective Date of the New P&M Agreement, Paragraph 17 of Amendment 59, CSG document no. 2310701, providing for "********** ****" under Schedule F to the Agreement, is deleted in its entirety and restated as follows:

"********** ****

During the term of this Agreement, each month each Customer shall be responsible for paying CSG the fees, as set forth in this Schedule F, in relation to any Products or Services utilized by such Customer during such month.  The Parties have mutually agreed upon the fees for the Products and Services to be provided hereunder based upon certain ******* ******* ** ******** ********, and the term of this Agreement.  Customers acknowledge and agree that, ******* *** ********* ** ******* ******** ** *** *********** set forth in this Agreement, CSG would have been ********* ** ******* *** ******** *** ******** ** *** **** set forth in this Schedule F.  Because of the difficulty in ascertaining ***’* ****** ******* for a *********** ** ***** ****** ** **** ********* ** *** ********* ** * *********** ** **** ********* before the ********** ** *** ****-******* ****, TWC agrees that, upon *********** ** **** ********* ** *** ******** *** ******* ***** **** ** *** ******** ** ******* ***(*) ** ***(*) in addition to *** ***** ******* **** *** *** ***** ** *** *** ******** ********** ********* *** **** *** ** *** (as a ******** ************** *** *** *** ** * *******) ** ****** ***** **: the ******* ** (i) the ******* *** **** ******* ** *** ***** **** ******** * ** ********** **** *** ******* ********* ********** *******, ** ****** ** *** **** ** *********** ** **** ********** ********** ** **** *** ****** ** ****** ********* ** *** **** ** **** ********* *** ***** **** ** *********** ** ****** (the “************** ***”).  *** acknowledges and agrees that the ************** *** is a ********** ********** ** *** ****** ******* **** *** ***** ****** ** *** **** ** **** ** ******* *** ****** ** ******** ************ ** **** *********."

IN WITNESS WHEREOF, CSG and TWC each cause this Amendment to be duly executed below by its duly authorized representative as of the date indicated below, effective as of the Effective Date.

TIME WARNER CABLE INC. (“TWC”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Cesar Beltran	By: /s/ Joseph T Ruble
Name: Cesar Beltran	Name: Joseph T. Ruble
Title: Vice President	Title: EVP, CAO & General Counsel
Date: April 27th. 2014	Date: 30 April 2014